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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                            ------------------------


       Date of Report (Date of earliest event reported): October 30, 2007

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)


             Delaware                      1-12387                76-0515284
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer of
 incorporation or organization)                                 Incorporation
                                                             Identification No.)

       500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                   60045
         (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 30, 2007, Tenneco Inc. announced its third quarter 2007 results of operations. Exhibit 99.1 to this Current Report on Form 8-K presents the company's press release, including the company's consolidated statements of income, balance sheets and statements of cash flows for the periods ended September 30, 2006 and 2007, as released by the company on October 30, 2007. The comparative 2006 results reflect adjustments made in the company's restated financial statements filed with the SEC in August 2007. Exhibit 99.1 also includes information regarding the company's scheduled conference call to discuss the company's results of operations for the third quarter of 2007, as well as other matters that may impact the company's outlook. Exhibit 99.1 is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.     Description
-----------     -----------

99.1            Press release issued October 30, 2007




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TENNECO INC.


Date: October 30, 2007                  By: /s/ David A. Wardell
                                           --------------------------------
                                           David A. Wardell
                                           Senior Vice President, General
                                           Counsel and Secretary